UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2015

BANC OF CALIFORNIA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

18500 Von Karman Avenue, Suite 1100, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 361-2262

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Banc of California, National Association (the “Bank”), a wholly owned subsidiary of Banc of California, Inc., entered into an Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated as of June 10, 2015 (the “Amendment”) with VF Outdoor, Inc., a Delaware corporation (the “Buyer”) which amends the Purchase and Sale Agreement and Joint Escrow Instructions dated May 19, 2015 by and between the Bank and the Buyer (the “Agreement”), pursuant to which the Buyer has agreed to purchase from the Bank the real property and improvements thereon located at 1588 South Coast Drive in the City of Costa Mesa (commonly known as 3300 Hyland Avenue, Costa Mesa, California 92626), in the County of Orange, California (the “Property”).

The Amendment provides an extension of the Buyer’s due diligence period and title approval period from June 10, 2015 to Monday, June 15, 2015 at 5:00pm Pacific Daylight Time (the “Extended Due Diligence Period”) for (i) due diligence investigations on HVAC and mechanical systems and roof systems; and (ii) examination of title and survey.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Following execution of the Amendment, the Buyer did not submit a notice of disapproval or a Conditional Approval Notice (as defined in the Agreement) prior to the end of the Extended Due Diligence Period. Accordingly, pursuant to the terms of the Agreement, as amended by the Amendment, the Buyer has been deemed to have approved the results of its due diligence investigation of the Property and its review of title and survey, and increased the escrow deposit to $1,000,000 on June 16, 2015.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including, among others, the following: (1) the occurrence of any event, change, development or other circumstances that could prevent or materially delay the closing of the transactions described herein or give rise to the termination of the agreement to sell the Property; (2) the Company’s costs, fees, expenses and charges related to the agreements to the sale of the Property, including without limitation any agreed upon repairs or improvements to the Property, could be greater than expected and the transactions could take longer and be more difficult than expected; and (3) other risks described in other documents the Company files with or furnishes to the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

The following financial statements and exhibits are filed as part of this report:

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated June 10, 2015, by and between Banc of California, National Association and VF Outdoor, Inc., a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: June 16, 2015	By:	/s/ John C. Grosvenor
John C. Grosvenor
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Purchase and Sale Agreement and Joint Escrow Instructions, dated June 10, 2015, by and between Banc of California, National Association. and VF Outdoor, Inc., a Delaware corporation.

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